Exhibit 10.6
FIRST AMENDMENT TO
TERM NOTE WITH DRAW PERIOD

    THIS FIRST AMENDMENT TO TERM NOTE WITH DRAW PERIOD (this “Amendment”) is entered into as of June 26, 2024, by and among GROUP 1 REALTY, INC., a corporation organized under the laws of the State of Delaware; AMR REAL ESTATE HOLDINGS, LLC, a limited liability company organized under the laws of the State of Delaware; GROUP 1 REALTY NE, LLC, a limited liability company organized under the laws of the Commonwealth of Massachusetts; G1R CLEAR LAKE, LLC, a limited liability company organized under the laws of the State of Texas; and LHM ATO, LLC, a limited liability company organized under the laws of the State of Utah (individually and collectively, “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”).

RECITALS

A.Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Term Note with Draw Period dated as of February 12, 2024 in the original principal amount of $250,000,000.00 (which is hereby being increased to the principal amount of $258,271,000.00 as of the date hereof), executed by Borrower and payable to the order of Bank (as modified from time to time, the “Term Note”), which Term Note is subject to the terms and conditions of that certain Master Credit Agreement between Borrower and Bank dated as of February 12, 2024 (as modified from time to time, including as modified by that certain First Amendment to Master Credit Agreement dated as of March 1, 2024, that certain Second Amendment to Master Credit Agreement dated as of March 11, 2024, that certain Third Amendment to Master Credit Agreement dated as of April 2, 2024, that certain Fourth Amendment to Master Credit Agreement dated as of April 25, 2024, and that certain Fifth Amendment to Master Credit Agreement dated as of May 23, 2024, the “Credit Agreement”).

B.Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Term Note and have agreed to amend the Term Note to reflect said changes.

C.All terms used but not defined herein shall have the meanings provided in the Term Note.

NOW, THEREFORE, with the foregoing recitals incorporated by reference and made a part hereof, and intending to be legally bound, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.AMENDMENT TO TERM NOTE.

    1.1    The Term Note is hereby amended by increasing the amount of the Term Note to TWO HUNDRED FIFTY-EIGHT MILLION TWO HUNDRED SEVENTY-ONE THOUSAND AND 00/100 DOLLARS ($258,271,000.00). All references in the Term Note to the amount of the Term Note are hereby replaced with TWO HUNDRED FIFTY-EIGHT MILLION TWO HUNDRED SEVENTY-ONE THOUSAND AND 00/100 DOLLARS ($258,271,000.00).

2.FULL FORCE AND EFFECT. Except as specifically provided herein, all terms and conditions of the Term Note remain in full force and effect, without waiver or modification. This Amendment and the Term Note shall be read together, as one document.

3.REAFFIRMATION. Borrower hereby remakes all representations and warranties contained in the Loan Agreement, the Term Note and the other Loan Documents and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Term Note, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

4.COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which counterparts shall be deemed an original.

Exhibit 10.6

5.GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflicts of law or choice of law principles thereof.

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Exhibit 10.6
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Note with Draw Period to be executed as of the date first written above.

GROUP 1 REALTY, INC., a Delaware corporation By: /s/ Daniel J. McHenry Daniel J. McHenry, President	GROUP 1 REALTY NE, LLC, a Massachusetts limited liability company By: Group 1 Realty, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President
AMR REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company

By: Group 1 Realty NE, LLC, its Sole Member

By: Group 1 Realty, Inc., its Sole Member

By: /s/ Daniel J. McHenry
Daniel J. McHenry, President
G1R CLEAR LAKE, LLC, a Texas limited liability company By: Group 1 Realty, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President
LHM ATO, LLC, a Utah limited liability company By: GPI NM-T, Inc., its Sole Member By: /s/ Daniel J. McHenry Daniel J. McHenry, President	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Chad McNeil Chad McNeill, Director

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